UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant  ☑

Filed by a party other than the Registrant  ☐

CHECK THE APPROPRIATE BOX:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

REGIONAL HEALTH PROPERTIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):

☑	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

21508 Regional Health Proxy Notice Rev2 Front You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares. Regional Health Properties, Inc. 454 Satellite Boulevard, Suite 100 c/o Continental Proxy Services Suwanee, Georgia 30024 1 State Street, New York, NY 10004 NOTICE OF 2022 ANNUAL MEETING OF SHAREHOLDERS to be held on Tuesday, February 14, 2023 *Shareholders are cordially invited to attend the 2022 Annual Meeting and vote in person. At the meeting, you will need to request a ballot to vote your shares. Dear Shareholder, The 2022 Annual Meeting of Shareholders of Regional Health Properties, Inc. (the “Company”) will be held on Tuesday, February 14, 2023 at Sonesta Gwinnett Place Atlanta, located at 1775 Pleasant Hill Road, Duluth, Georgia 30096, at 10:00 a.m. (local time). The 2022 Annual Meeting of Shareholders is being held for the following purposes: (1) To elect the six director nominees named in the Company’s 2022 Proxy Statement; (2) To approve on an advisory basis executive compensation; (3) To ratify the appointment of Cherry Bekaert, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022; and (4) To transact such other business as may properly come before the 2022 Annual Meeting of Shareholders and any adjournments or postponements thereof. The Board of Directors recommends a vote “FOR” all nominees under Proposal 1, “FOR” Proposal 2 and “FOR” Proposal 3. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. [Graphic Appears Here] MOBILE VOTING On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number from the proxy card and vote your shares. The Proxy Materials are available for review at: https://www.cstproxy.com/regionalhealthproperties/2022 [Graphic Appears Here] Vote Your Proxy on the Internet: Go to https://www.cstproxyvote.com Have your notice available when you access the above website. Follow the prompts to vote your shares. CONTROL NUMBER

21508 Regional Health Proxy Notice Rev2 Back [Graphic Appears Here] 454 Satellite Boulevard, Suite 100 Suwanee, Georgia 30024 Important Notice Regarding the Availability of Proxy Materials For the Shareholder Meeting to be Held on February 14, 2023 The following Proxy Materials are available to you to review at: https://www.cstproxy.com/regionalhealthproperties/2022 the Company’s Annual Report for the year ended December 31, 2021; the Company’s 2022 Proxy Statement; the Proxy Card; and any amendments to the foregoing materials that are required to be furnished to shareholders. This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before January 31, 2023 to facilitate a timely delivery. You may also request that you receive paper copies of all future proxy materials from the Company. ACCESSING YOUR PROXY MATERIALS ONLINE Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your company ID., proxy number, and account number. REQUESTING A PAPER OR EMAIL COPY OF THE PROXY MATERIALS By telephone please or call 1-888-221-0691, By logging on to https://www.cstproxy or .com/regionalhealthproperties/2022 By email at: proxy@continentalstock.com Please include the company name and your control number in the subject line.